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                                                                    Exhibit 21.1

                      R. J. REYNOLDS TOBACCO HOLDINGS, INC.
                                  SUBSIDIARIES

Name of Entity                                            Place of Incorporation
-------------------------------------------------------   ----------------------
FHS, INC.                                                        DELAWARE
GALLAHER - REYNOLDS EQUIPMENT COMPANY (1)                        IRELAND
GMB, INC.                                                     NORTH CAROLINA
HUU-WA-KA, LLC                                                  NEW MEXICO
NORTHERN BRANDS INTERNATIONAL, INC.                              DELAWARE
QUEZON HOLDINGS BV                                             NETHERLANDS
R. J. REYNOLDS - GALLAHER INTERNATIONAL SARL (2)               SWITZERLAND
R. J. REYNOLDS INTERNATIONAL BUSINESS GROUP, INC.                DELAWARE
R. J. REYNOLDS SMOKE SHOP, INC.                                  DELAWARE
R. J. REYNOLDS TOBACCO B.V.                                    NETHERLANDS
R. J. REYNOLDS TOBACCO (CI), CO.                              CAYMAN ISLANDS
R. J. REYNOLDS TOBACCO CO.                                       DELAWARE
R .J. REYNOLDS TOBACCO COMPANY                                  NEW JERSEY
R. J. REYNOLDS TOBACCO C.V.                                    NETHERLANDS
R. J. REYNOLDS TOBACCO INTERNATIONAL, INC.                       DELAWARE
REYNOLDS TECHNOLOGIES, INC.                                      DELAWARE
RJR ACQUISITION CORP.                                            DELAWARE
RJR REALTY RELOCATION SERVICES, INC.                          NORTH CAROLINA
RJR PACKAGING, LLC                                               DELAWARE
RJR SMOKE SHOP, INC.                                             DELAWARE
SANTA FE NATURAL TOBACCO COMPANY:  EUROPE GMBH                   GERMANY
SANTA FE NATURAL TOBACCO COMPANY, INC.                          NEW MEXICO
SANTA FE NATURAL TOBACCO COMPANY LIMITED                      UNITED KINGDOM
SANTA FE NATURAL TOBACCO COMPANY:  THE NETHERLANDS B.V.        NETHERLANDS
SFNTC LAND LLC                                                  NEW MEXICO
SFNTC OXFORD LLC                                              NORTH CAROLINA
SFNTC:  OXFORD RL, LLC                                        NORTH CAROLINA
SFNTC/RSM, LLC                                                  NEW MEXICO
SPORTS MARKETING ENTERPRISES, INC.                            NORTH CAROLINA

(1)      50/50 IRISH JOINT VENTURE WITH GALLAHER GROUP PLC

(2)      50/50 SWISS JOINT VENTURE WITH GALLAHER GROUP PLC